                                                                   EXHIBIT 10.24


                       MONITORING AND OVERSIGHT AGREEMENT


         This MONITORING AND OVERSIGHT AGREEMENT (this "Agreement") is entered into this 1st day of December, 2004, by and among Regency Acquisition LLC, a Delaware limited liability company ("Regency Acquisition"), Regency Gas Services LLC, a Delaware limited liability company ("Regency"), Regency Waha LP, LLC, a Delaware limited liability company ("Waha LP"), Regency NGL GP, LLC, a Delaware limited liability company ("NGL GP"), Regency Treating GP, LLC, a Delaware limited liability company ("Treating GP"), Regency Waha GP, LLC, a Delaware limited liability company ("Waha GP"), Regency Intrastate Gas LLC, a Delaware limited liability company ("Regency Intrastate"), Regency Midcon Gas LLC, a Delaware limited liability company ("Regency Midcon"), Regency Liquids Pipeline LLC, a Delaware limited liability company ("Regency Liquids"), Regency Gas Gathering and Processing LLC, a Delaware limited liability company ("Regency Gathering"), Gulf States Transmission Corporation, a Louisiana corporation ("Gulf States"), Regency NGL Marketing LP, a Delaware limited partnership ("Regency Marketing"), Regency Gas Treating LP, a Delaware limited partnership ("Regency Treating"), Regency Gas Services Waha, LP, a Delaware limited partnership ("Regency Waha" and, collectively with Regency Acquisition, Regency, Waha LP, NGL GP, Treating GP, Waha GP, Regency Intrastate, Regency Midcon, Regency Liquids, Regency Gathering, Gulf States, Regency Marketing and Regency Treating, the "Clients")) and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership (together with its successors, "HMCo").

         1. Retention. The Clients hereby acknowledge that they have retained HMCo to, and HMCo acknowledges that, subject to reasonable advance notice in order to accommodate scheduling, HMCo will provide financial oversight and monitoring services to the Clients as requested by the board of managers or similar managing body of Regency Acquisition during the term of this Agreement.

         2. Term. The term of this Agreement shall continue until the earlier to occur of (i) the tenth anniversary of the date hereof or (ii) the date on which Hicks, Muse, Tate & Furst Incorporated ("HMTF") or its successors and their respective affiliates (including, without limitation, any equity fund sponsored by HMTF or its successors) shall cease to own beneficially, directly or indirectly, any securities of any of the Clients or their respective successors.

         3. Compensation.

                  (a) As compensation for HMCo's services to the Clients under this Agreement, the Clients hereby irrevocably agree, jointly and severally, to pay to HMCo (i) a fee equal to $83,350.00, payable December 31, 2004 (the "Initial Fee"), and (ii) an annual fee (the "Monitoring Fee") equal to the greater of (A) $ 1 million or (B) an amount equal to the product of (x) budgeted consolidated annual EBITDA for Regency and its subsidiaries for the fiscal year beginning in January 2005 multiplied by (y) 1.5% (the greater of (A) and (B), the "Base Fee"), with the Monitoring Fee subject to adjustment pursuant to paragraphs (b) and (c) below and prorated on a daily basis for any partial fiscal year during the term of this Agreement. The Monitoring Fee shall be payable in equal quarterly installments on each of March 31, June 30, September 30 and December 31 during the term of this Agreement (each a "Payment Date").

beginning with March 31, 2005. All payments shall be made by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing).

NOTICE IS HEREBY GIVEN THAT THIS AGREEMENT CONTAINS INDEMNIFICATION PROVISIONS IN SECTION 5 THAT APPLY TO CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OR GROSS NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON IDENTIFIED THEREIN.

                  (b) On the first day of each fiscal year during the term of this Agreement, beginning with the fiscal year beginning after the fiscal year ended in December 2005, the Monitoring Fee shall be adjusted so that the Monitoring Fee, as adjusted, shall be equal to the greater of (a) the Base Fee and (b) the product of (i) budgeted consolidated annual EBITDA of Regency and its subsidiaries for the then current fiscal year, multiplied by (ii) 1.5% (the "Percentage"). For purposes of this Agreement, "EBITDA" means gross revenue (other than extraordinary gains or losses from the sale of assets) less operating expenses (including direct and indirect expenses and corporate overhead expenses of the Clients, but excluding depreciation and amortization).

                  (c) On each occasion that Regency or any of its subsidiaries shall acquire another entity or business during the term of this Agreement, (i) any such entity or any newly-formed entity otherwise holding or conducting such business shall promptly execute and deliver to HMCo a joinder to this Agreement in the form attached as Exhibit C hereto and thereby become a party to, and a Client for all purposes under, this Agreement from and after such execution and delivery, but effective as of the time of the closing of such acquisition, and
(ii) the annual Monitoring Fee for the fiscal year in which such acquisition occurs shall be adjusted prospectively (i.e., for periods subsequent to such acquisition until the next adjustment pursuant to clause (b) above), as of the closing of such acquisition, to an annual amount equal to the product of (A) the pro forma combined budgeted consolidated annual EBITDA of Regency and its subsidiaries for the entire then current fiscal year of Regency (including the budgeted EBITDA of the acquired or newly-formed entity or business for such entire fiscal year, on a pro forma basis), multiplied by (B) the Percentage; provided, however, that in no event shall the annual Monitoring Fee be less than the Base Fee.

                  (d) The Initial Fee and the Monitoring Fee will be paid in full, free of any deductions or withholdings, unless a Client is compelled by law to make payments subject to any such taxes. In such event the Client shall pay to HMCo such additional amounts as may be necessary that HMCo receives a net amount equal to the full amount which would have been receivable had payment not been made subject to such tax.

                  (e) All past due payments in respect of the Initial Fee and the Monitoring Fee shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the prime commercial lending rate per annum of The Chase Manhattan Bank or its successors (which rate is a reference rate and is not necessarily its lowest or best rate of interest actually charged to any customer) (the "Prime Rate") as in effect from time to time, plus five percent (5%), from the due date of such payment to and including the date on which payment is made to HMCo in full, including such interest accrued thereon.

         4. Reimbursement of Expenses. In addition to the compensation to be paid pursuant to Section 3 hereof, the Clients agree, jointly and severally, to pay or reimburse HMCo for all "Reimbursable Expenses," which shall consist of
(i) all reasonable disbursements and out-of-pocket expenses (including, without limitation, costs of travel, postage, deliveries, communications, etc.) incurred by HMCo or its affiliates for the account of any Client or in connection with the performance by HMCo of the services contemplated by Section 1 hereof and
(ii) the Client's Pro Rata Share of Allocable Expenditures (as defined in Exhibit B hereto). Promptly (but not more than 10 days) after request by or notice from HMCo, the applicable Client shall pay HMCo, by wire transfer of immediately available funds to the account described on Exhibit A hereto (or such other account as HMCo may hereafter designate in writing), the Reimbursable Expenses for which HMCo has provided such Client invoices or reasonably detailed descriptions. All past due payments in respect of the Reimbursable Expenses shall bear interest at the lesser of the highest rate of interest which may be charged under applicable law or the Prime Rate plus five percent (5%) from the Payment Date to and including the date on which such Reimbursable Expenses plus accrued interest thereon are fully paid to HMCo.

         5. Indemnification. The Clients jointly and severally shall indemnify and hold harmless each of HMCo, its affiliates, and their respective directors, officers, and controlling persons (within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20(a) of the Securities Exchange Act of 1934, as amended), if any, agents, independent contractors and employees (HMCo, its affiliates, and such other specified persons being collectively referred to as "Indemnified Persons," and individually as an "Indemnified Person") from and against any and all claims, liabilities, losses, damages and expenses incurred by any Indemnified Person (including those arising out of an Indemnified Person's ordinary negligence or gross negligence and reasonable fees and disbursements of the respective Indemnified Person's counsel) which (A) are related to or arise out of (i) actions taken or omitted to be taken (including without limitation any untrue statements made or any statements omitted to be made) by the any of the Clients or (ii) actions taken or omitted to be taken by an Indemnified Person with the any Client's consent or in conformity with any Client's instructions or any Client's actions or omissions or (B) are otherwise related to or arise out of HMCo's engagement, and will reimburse each Indemnified Person for all costs and expenses, including without limitation fees and disbursements of any Indemnified Person's counsel, as they are incurred, in connection with investigating, preparing for, defending or appealing any action, formal or informal claim, investigation, inquiry or other proceeding, whether or not in connection with pending or threatened litigation, caused by or arising out of or in connection with HMCo's acting pursuant to HMCo's engagement, whether or not any Indemnified Person is named as a party thereto and whether or not any liability results therefrom. None of the Clients will, however, be responsible for any claims, liabilities, losses, damages or expenses pursuant to clause (B) of the preceding sentence that have resulted primarily from HMCo's bad faith or willful misconduct. The Clients also agree that neither HMCo nor any other Indemnified Person shall have any liability to any Client for or in connection with such engagement except for any such liability for claims, liabilities, losses, damages or expenses incurred by any Client that have resulted primarily from HMCo's bad faith or willful misconduct. The Clients agree that in no event will HMCo be liable for any consequential, exemplary or punitive damages in connection with its performance under this Agreement. Each Client further agrees that it will not, without the prior written consent of HMCo, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification may be sought hereunder (whether or not any Indemnified Person is an actual or potential party to such claim, action, suit or proceeding) unless such settlement, compromise or consent includes an unconditional release of HMCo and each other Indemnified Person hereunder from all liability arising out of such claim, action, suit or proceeding. EACH CLIENT HEREBY ACKNOWLEDGES THAT THE FOREGOING INDEMNITY SHALL BE APPLICABLE TO ANY CLAIMS, LIABILITIES, LOSSES, DAMAGES OR EXPENSES THAT HAVE RESULTED FROM OR ARE ALLEGED TO HAVE RESULTED FROM THE ACTIVE OR PASSIVE OR THE SOLE, JOINT OR CONCURRENT ORDINARY NEGLIGENCE OR GROSS NEGLIGENCE OF HMCO OR ANY OTHER INDEMNIFIED PERSON.

         The foregoing right to indemnity shall be in addition to any rights that HMCo and/or any other Indemnified Person may have at common law or otherwise and shall remain in full force and effect following the completion or any termination of the engagement. Each Client hereby consents to personal jurisdiction and to service and venue in any court in which any claim subject to this Agreement is brought against HMCo or any other Indemnified Person.

         It is understood that, in connection with HMCo's engagement, HMCo may also be engaged to act for a Client or Clients in one or more additional capacities, and that the terms of this engagement or any such additional engagement(s) may be embodied in one or more separate written agreements. This indemnification shall apply to the engagement specified in the first paragraph hereof as well as to any such additional engagement(s) (whether written or oral) and any modification of said engagement or such additional engagement(s), and shall remain in full force and effect following the completion or termination of said engagement or such additional engagements.

         Each of the Clients further understands and agrees that if HMCo is asked to furnish any Client a financial opinion letter or act for any Client in any other formal capacity, such further action may be subject to a separate agreement containing provisions and terms to be mutually agreed upon.

         6. Confidential Information. In connection with the performance of the services hereunder, HMCo agrees not to divulge any confidential information, secret processes or trade secrets disclosed by any Client or any of its subsidiaries to it solely in its capacity as a financial advisor, unless such Client consents to the divulging thereof or such information, secret processes or trade secrets are publicly available or otherwise available to HMCo without restriction or breach of any confidentiality agreement or unless required by any governmental authority or in response to any valid legal process.

         7. Governing Law. This Agreement shall be construed, interpreted and enforced in accordance with the laws of the State of Texas, excluding any choice-of-law provisions thereof. Each of the parties hereby (a) irrevocably submits to the exclusive jurisdiction of the United States Federal District Court for the Northern District of Texas, sitting in Dallas County, Texas, the United States of America, in the event such court has jurisdiction or, if such court does not have jurisdiction, to any district court sitting in Dallas County, Texas, the United States of America, for the purpose of any suit, action, or proceeding arising out of or relating to this Agreement, including any claims by any Indemnified Persons for indemnity pursuant to Section 5 hereof, (b) waives, and agrees not to assert in any such suit, action, or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court or of any other court to which proceedings in such court may be appealed, (ii) such suit, action or proceeding is brought in an inconvenient forum or (iii) the venue of such suit, action or proceeding is improper and (c) expressly waives any requirement for the posting of a bond by the party bringing such suit, action or proceeding. Each of the parties consents to process being served in any such suit, action or proceeding by mailing, certified mail, return receipt requested, a copy thereof to such party at the address in effect for notices hereunder, and agrees that such services shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7 shall affect or limit any right to serve process in any other manner permitted by law.

         8. Assignment. This Agreement and all provisions contained herein shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned (other than with respect to the rights and obligations of HMCo, which may be assigned to any one or more of its principals or affiliates) by any of the parties hereto without the prior written consent of the other parties.

         9. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and the signature of any party to any counterpart shall be deemed a signature to, and may be appended to, any other counterpart.

         10. Certain Waivers. No (a) direct or indirect holder of any equity interests or securities of HMCo (whether such holder is a limited or general partner, member, stockholder or otherwise), (b) affiliate of HMCo, or (c) any direct or indirect director, officer, employee, partner, affiliate, member, controlling person, representative or agent of HMCo, any of HMCo's respective affiliates or any such direct or indirect holder of any equity interests or securities of HMCo (collectively, the "Party Affiliates") shall have any liability or obligation of any nature whatsoever in connection with or under this Agreement or the transactions contemplated hereby, and each party hereto herby waives and releases all claims against such Party Affiliates related to any such liability or obligation.

         11. Other Understandings. All discussions, understanding and agreements heretofore made between any of the parties hereto with respect to the subject matter hereof are merged in this Agreement, which alone fully and completely expresses the Agreement of the parties hereto. All calculations of the Monitoring Fee and Reimbursable Expenses shall be made by HMCo and, in the absence of mathematical error, shall be final and conclusive.

         12. Amendment and Waiver. Any provision of this Agreement may be altered, supplemented, amended, or waived by the written consent of the Clients and HMCo. No failure or delay by any party to this Agreement in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

         13. Notices. All notices, requests and other communications to any party to this Agreement shall be in writing (including telex, facsimile transmission or similar writing) and shall be given to such party by messenger, telex or facsimile transmission (a) at its address, facsimile number or telex number set forth on the signature pages hereof or (b) such other address, facsimile number or telex number as a party may hereafter specify for the purpose by notice to each of the other parties. Each such notice, request or other communication shall be effective (i) if given by telex, when such telex is transmitted and the appropriate answer back is received, (ii) if given by facsimile transmission, when transmitted and electronic confirmation of receipt is received and (iii) if given by messenger or any other means, when delivered and a receipt of delivery is received.

         14. Section Headings. Headings contained in this Agreement are inserted only as a matter of convenience and in no way define, limit or extend the scope or intent of this Agreement or any provisions hereof.

         15. WAIVER OF JURY TRIAL. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         16. Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of the parties under this Agreement shall not be materially and adversely affected thereby, (a) such provision shall be fully severable, (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof,
(c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Release as of the date first above written.


                                         HICKS, MUSE & CO. PARTNERS, L.P.

                                         By: HM PARTNERS INC.,
                                             its General Partner



                                         By: /s/ ERIC ALLEN
                                             -----------------------------------
                                             Eric Allen
                                             General Counsel and Assistant
                                             Secretary

                                             200 Crescent Court
                                             Suite 1600
                                             Dallas, Texas 75201

                                             Facsimile: (214)720-7888



                                         REGENCY ACQUISITION LLC*

                                         By: /s/ JAMES W. HUNT
                                             -----------------------------------
                                             James W. Hunt
                                             President



                                         REGENCY GAS SERVICES LLC*

                                         By: /s/ JAMES W. HUNT
                                             -----------------------------------
                                             James W. Hunt
                                             President




                                       S-l

                                       REGENCY WAHA LP, LLC*

                                       By: Regency Gas Services LLC, its manager

                                              By: /s/ JAMES W. HUNT
                                                  ------------------------------
                                                  James W. Hunt
                                                  President



                                       REGENCY NGL GP, LLC*

                                       By: /s/ JAMES W. HUNT
                                           -------------------------------------
                                           James W. Hunt
                                           President



                                       REGENCY TREATING GP, LLC*

                                       By: /s/ JAMES W. HUNT
                                           -------------------------------------
                                           James W. Hunt
                                           President



                                       REGENCY WAHA GP, LLC*

                                       By: /s/ JAMES W. HUNT
                                           -------------------------------------
                                           James W. Hunt
                                           President



                                       REGENCY INTRASTATE GAS LLC*

                                       By: /s/ JAMES W. HUNT
                                           -------------------------------------
                                           James W. Hunt
                                           President



                                       REGENCY MIDCON GAS LLC*

                                       By: /s/ JAMES W. HUNT
                                           -------------------------------------
                                           James W. Hunt
                                           President

                                       REGENCY LIQUIDS PIPELINE LLC*

                                       By: /s/ JAMES W. HUNT
                                           -------------------------------------
                                           James W. Hunt
                                           President



                                       REGENCY GAS GATHERING AND
                                       PROCESSING LLC*

                                       By: /s/ JAMES W. HUNT
                                           -------------------------------------
                                           James W. Hunt
                                           President



                                       GULF STATES TRANSMISSION CORPORATION*

                                       By: /s/ JAMES W. HUNT
                                           -------------------------------------
                                           James W. Hunt
                                           President



                                       REGENCY NGL MARKETING LP*

                                             By:  Regency NGL GP, LLC,
                                                  its General Partner


                                             By:  /s/ JAMES W. HUNT
                                                  ------------------------------
                                                  James W. Hunt
                                                  President


                                       REGENCY GAS TREATING LP*

                                             By: Regency Treating GP, LLC,
                                                 its General Partner

                                             By: /s/ JAMES W. HUNT
                                                 -------------------------------
                                                 James W. Hunt
                                                 President

                                       REGENCY GAS SERVICES WAHA, LP*

                                             By: Regency Waha GP, LLC,
                                                 its General Partner

                                             By: /s/ JAMES W. HUNT
                                                 -------------------------------
                                                 James W. Hunt
                                                 President

                                                 *Address for Notice:
                                                  1700 Pacific Avenue
                                                  Suite 2900
                                                  Dallas, Texas 75201
                                                  Attn: James W. Hunt
                                                  Facsimile: (214)750-1749

                                    EXHIBIT A
                           WIRE TRANSFER INSTRUCTIONS

                        Bank: JPMorgan Chase Bank, Texas

                                ABA#: 113 000 609

                 Account name: HICKS, MUSE & CO. PARTNERS, L.P.

                              Accounts 088-05113824

                           Reference: Regency M&O Fee

                      Attention: Lila McDermed 214-740-7320



                                       A-l

                                    EXHIBIT B
        PRO RATA SHARE OF ALLOCABLE EXPENDITURES AND RELATED DEFINITIONS

         "Pro Rata Share of Allocable Expenditures" means the product obtained by multiplying (i) the sum of all Allocable Expenditures that have not previously been paid or reimbursed to HMCo by the Clients and other Participating Acquired Companies by (ii) a fraction, the numerator of which shall equal the total amount of Invested Capital (as from time to time outstanding) that any Fund has invested in the Client's respective securities or instruments and the denominator of which shall equal the total amount of Invested Capital (as from time to time outstanding) that any Fund has invested in the securities or instruments of any and all Participating Acquired Companies.

The capitalized terms used in the foregoing definitions have the meanings set forth below:

         "Allocable Expenditures" means all variable, fixed and other costs, expenses, expenditures, charges or obligations (including, without limitation, letters of credit, deposits, etc.) that are related to assets utilized, services provided, or programs administered by HMCo or its affiliates in connection with the performance by HMCo of financial oversight and monitoring services on behalf of the Clients and other Participating Acquired Companies, including without limitation corporate airplanes, charitable contributions, retainers for lobbyists and other professionals and premiums and finance charges for director and officer insurance maintained for representatives of HMCo or its affiliates.

         "Fund" means any one or more of the equity funds now or hereafter sponsored by Hicks, Muse, Tate & Furst Incorporated or its successors, including any LP Investment Entity (as defined in the limited partnership agreement for any such equity fund) formed under or with respect to any such equity fund.

         "Invested Capital" means the total amount of partner capital that a Fund from time to time invests in the purchase of securities or instruments of a Participating Acquired Company, less the total cash distributions that constitute a return of such partner capital with proceeds from the disposition of all or any part of such securities or instruments. For each period for which the Pro Rata Share of Allocable Expenditures is being made, the applicable Invested Capital shall equal the amount outstanding as of the end of the respective period.

         "Participating Acquired Company" means any partnership, corporation, trust, limited liability company or other entity that is, for the period for which the Pro Rata Share of Allocable Expenditures is being determined, a party to a monitoring agreement or similar contract with HMCo or its affiliates and is, as of the end of such period, designated by HMCo to bear a portion of such allocable expenditures. HMCo may, in its sole and absolute discretion, determine not to designate an entity as a Participating Acquired Company with respect to such period. HMCo may make such determination of non-designation for no reason or for any reason, including without limitation the respective entity's bankruptcy or other temporary or permanent inability to pay fees or expenses to HMCo or its affiliates.



                                       B-l

                                    EXHIBIT C

                                   JOINDER TO
                       MONITORING AND OVERSIGHT AGREEMENT

         This JOINDER to the Monitoring and Oversight Agreement dated_____________, 2004 (the "Agreement"), by and among Regency Acquisition LLC, a Delaware limited liability company ("Regency Acquisition") Regency Gas Services LLC, a Delaware limited liability company ("Regency"), Regency Waha LP, LLC, a Delaware limited liability company ("Waha LP"), Regency NGL GP, LLC, a Delaware limited liability company ("NGL GP"), Regency Treating GP, LLC, a Delaware limited liability company ("Treating GP"), Regency Waha GP, LLC, a Delaware limited liability company ("Waha GP"), Regency Intrastate Gas LLC, a Delaware limited liability company ("Regency Intrastate"), Regency Midcon Gas LLC, a Delaware limited liability company ("Regency Midcon"), Regency Liquids Pipeline LLC, a Delaware limited liability company ("Regency Liquids"), Regency Gas Gathering and Processing LLC, a Delaware limited liability company ("Regency Gathering"), Gulf States Transmission Corporation, a Louisiana corporation ("Gulf States"), Regency NGL Marketing LP, a Delaware limited partnership ("Regency Marketing"), Regency Gas Treating LP, a Delaware limited partnership ("Regency Treating"), Regency Gas Services Waha, LP, a Delaware limited partnership ("Regency Waha" and, collectively with Regency Acquisition, Regency, Waha LP, NGL GP, Treating GP, Waha GP, Regency Intrastate, Regency Midcon, Regency Liquids, Regency Gathering, Gulf States, Regency Marketing and Regency Treating, the "Clients"), and Hicks, Muse & Co. Partners, L.P., a Texas limited partnership ("HMCo"), is entered into this _________ day of ______________, 200_, by and between HMCo and_______________________________ ("Subsidiary"), to
be effective as of _____________________, 200__ (the "Effective Date").

         WHEREAS, pursuant to Section 3(c) of the Agreement, in the event Regency Acquisition or any of its subsidiaries shall acquire another entity or business during the term of the Agreement, the Clients are obligated to cause any such entity or any newly-formed entity that shall hold or conduct such acquired business to execute this Joinder and thereby, effective as of the closing of such acquisition, become a party to the Agreement and a "Client" for all purposes thereunder; and

         WHEREAS, Subsidiary is an entity acquired by or is newly-formed to hold or conduct a business acquired by Regency Acquisition or any of its subsidiaries.

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Subsidiary hereby agrees as follows:

         1. Agreement to be Bound. Upon execution of this Joinder, effective as of the Effective Date, Subsidiary shall (i) become a party to and be bound by the Agreement and all of the terms and conditions thereof and (ii) be deemed a "Client" for all purposes under the Agreement.



                                       C-l

         2. Successors and Assigns. This Joinder shall bind and inure to the benefit of and be enforceable by HMCo, each Client and their respective successors and assigns.

         3. Notices. All notices, demands or other communications made to Subsidiary under or with respect to the Agreement shall be directed to the address set forth on the signature page hereto.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Joinder to Monitoring and Oversight Agreement effective as of the date first above written.


                                       [SUBSIDIARY]



                                       By:
                                               ---------------------------------
                                       Name:
                                               ---------------------------------
                                       Title:
                                               ---------------------------------

                                               [STREET ADDRESS]
                                               [CITY/STATE/ZIP CODE]
                                               Attention: [OFFICE]

                                               Facsimile: [___ ___-_____]




                            SIGNATURE PAGE TO JOINDER



                                       C-3